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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors
                        -------------------------------


The Board of Directors
American Coin Merchandising, Inc.:

We consent to the use of our report included herein and to the references to our firm under the heading "Experts" in the prospectus and prospectus supplement.


                                             /s/ KPMG Peat Marwick LLP
                                             --------------------------
                                             KPMG Peat Marwick LLP

Denver, Colorado
July 30, 1998